UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2025

LuxUrban Hotels Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 W 35th Street, New York, NY 10001	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 723-7368

212 Biscayne Blvd, Suite 253, Miami, Florida 33137

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LUXH	OTC
13.00% Series A Cumulative Redeemable Preferred Stock, $0.00001 par value per share	LUXHP	OTC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2025, LuxUrban Hotels Inc. (the “Company”) entered into a mutual termination and settlement agreement (the “Agreement”) with Robert Arigo, the Company’s Chief Operating Officer, pursuant to which Mr. Arigo’s employment with the Company terminated by mutual agreement without cause. . The Company thanks Mr. Arigo for his hard work and significant contributions during his tenure.

Pursuant to the terms of the Agreement, Mr. Arigo will be entitled to (i) severance payments in the aggregate amount of $50,000, to be paid in ten equal weekly instalments of $5,000, and (ii) the repayment of an outstanding promissory note, of the Company in the amount of $67,847.78 by April 18, 2025.

Mr. Arigo has also agreed to continue assisting the Company as an independent contractor with its audit of certain Company vendors (the “Audit). In the event that the Company is able to recover any monetary value as a result of the Audit, Mr. Arigo will be entitled to fifty percent (50%) of the net proceeds, as defined in the agreement, of such recovery.

The Agreement contains other customary provisions, including a general release by Mr. Arigo of any claims against the Company and certain other related parties, and by the Company of any claims against Mr. Arigo, continuing indemnification by the Company of Mr. Arigo for his acts or omissions during the course of his employment, and confidentiality terms.

On April 15, 2025, Brian Ferdinand, Interim Chief Executive Officer and Chairman of the Company, informed the Board of Directors that, effective April 15, 2025, Mr. Ferdinand would voluntarily forego all future salary and Company provided benefits in order to help further reduce the Company’s operating expenses.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2025	LUXURBAN HOTELS INC.

	By:	/s/ Michael James
		Name:	Michael James
		Title:	Chief Financial Officer

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